UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Sidney Street, Cambridge, MA 02139
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board of Directors of ImmunoGen, Inc. (the “Board”) adopted resolutions providing for the amendment and restatement of ImmunoGen’s Amended and Restated Bylaws (the “By-Laws”).

The Amendment and Restatement dated April 4, 2007, amended  Sections 5.1 and 5.2 of ImmunoGen’s Bylaws to clarify that ImmunoGen’s outstanding securities may exist in certificated or uncertificated form.  In addition, the Board restated the By-Laws to correct minor typographical errors within the By-Laws, as filed by ImmunoGen on November 4, 2005, on a Current Report on Form 8-K, and in the version of the By-Laws contained on its website.

A copy of the By-Laws, reflecting the amended and restated version adopted by the Board on April 4, 2007, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01. — FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit
3.1	Amended and Restated By-Laws of ImmunoGen dated April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: April 6, 2007	/s/ Daniel M. Junius
Daniel M. Junius
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amended and Restated By-Laws of ImmunoGen dated April 4, 2007.